Q4 | 2022 | 1 QUARTERLY RESULTS PRESENTATION FOURTH QUARTER 2022

Q4 | 2022 | 2 FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “approximate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook,” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward- looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward- looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, developments related to the Covid-19 pandemic, the current economic and credit conditions, inflation, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This presentation should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward- looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Q4 | 2022 | 3 FOURTH QUARTER RESULTS OUTLOOK WRAP-UP APPENDIX

Q4 | 2022 | 4 “Despite the extremely difficult consumer environment throughout 2022, we’ve taken action to strengthen and transform our business model. We have made sequential progress to improve our margins, tightly manage expenses, and right-size our inventories over the last few quarters.” ”I am optimistic that many of the headwinds have begun to abate and, with regard to freight, materially turn. We expect the key actions we’ve taken to strengthen the business over the course of 2022 will gain traction and improve results more significantly in the back half of 2023.” Bruce Thorn, President & CEO CEO COMMENT

Q4 | 2022 | 5 19% 17% 14%14% 13% 12% 11% Furniture Seasonal The Lot, Apparel, Electronics, etc. Hard Home Food Soft Home Consumables Chart based on Q4 2022 sales Diversified Category Mix National Store Footprint Industry-leading delivery options, easy checkout, multiple payment types in-store and online Strong Omnichannel Capabilities 1,425 Stores in 48 States BIG LOTS AT A GLANCE

Q4 | 2022 | 6 In line With Guidance 230 bps Improvement vs. Q3 $1.15B Inventory at the end of Q4 Down 7.3% vs. LY vs. up 5.3% in Q3 YOY -2% Adjusted operating expense1 vs. LY Better than expected vs. Guidance -13.0% Comps 36.3% Gross margin FOURTH QUARTER HIGHLIGHTS 1 Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. Adjusted 2022 results are non- GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix.

Q4 | 2022 | 7 Q4 2022 COMP SALES BY CATEGORY Furniture Sales Impacted by Soft Industry Demand and Supply Chain Disruption Furniture Soft Home Hard Home Consumables The Lot, Apparel, Electronics Seasonal Food Total -28% -17% -12% -9% -6% -5% -3% -13%

Q4 | 2022 | 8 INVENTORY REDUCTION EFFORTS SUCCESSFUL 48.5% 22.8% 5.3% -7.3% Q1 Q2 Q3 Q4 2022 YOY Inventory Growth

Q4 | 2022 | 9 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating (Loss) Profit(2) Adjusted Operating (Loss) Profit Rate(2) Adjusted Diluted (Loss) Earnings Per Share(2) Diluted Weighted Average Shares ADJUSTED Q4 2022 SUMMARY INCOME STATEMENT (In thousands, except for earnings per share) (1) Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. (2) Adjusted 2021 and 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. Q4 2022 $1,543,113 560,901 36.3% 563,235 36.5% ($2,334) (0.2%) ($0.28) 28,957 Q4 2021 $1,732,021 646,082 37.3% 573,571 33.1% $72,511 4.2% $1.75 30,667 Change vs. 2021 (10.9%) (100) bps 340 bps (440) bps

Q4 | 2022 | 10 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating (Loss) Profit(2) Adjusted Operating (Loss) Profit Rate(2) Adjusted Diluted (Loss) Earnings Per Share(2) Diluted Weighted Average Shares ADJUSTED FULL YEAR 2022 SUMMARY INCOME STATEMENT (1) Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. (2) Adjusted 2021 and 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. FY 2022 $5,468,329 1,913,503 35.0% 2,123,454 38.8% ($209,951) (3.8%) ($5.96) 28,860 FY 2021 $6,150,603 2,397,007 39.0% 2,152,221 35.0% $244,786 4.0% $5.44 33,355 Change vs. 2021 (11.1%) (400) bps 380 bps (780) bps (In thousands, except for earnings per share)

Q4 | 2022 | 11 $159M FY2022 CAPEX CAPITAL ALLOCATION $0.30 Quarterly Dividend(1) ~$48M Proceeds from sale of assets Lower than guidance of $170M Approximate 7.1% yield (as of January 28, 2023) Expect further proceeds from asset monetization efforts in 2023 (1)The payment of future dividends will be at the discretion of our Board of Directors and will depend on our financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by our Board of Directors.

Q4 | 2022 | 12 FOURTH QUARTER RESULTS OUTLOOK WRAP-UP APPENDIX

Q4 | 2022 | 13 COMP SALES GROSS MARGIN IMPROVEMENT SG&A COST REDUCTION Down low to mid-teens Sequential improvement vs. Q4, in to the high-30s range Incremental structural savings over $70 million for FY 2023 Q1 2023 OUTLOOK

Q4 | 2022 | 14 FIVE KEY ACTIONS • Own bargains and treasures, achieving two-thirds penetration by the end of 2023 • Communicate unmistakable value to customers through comparable value ticketing, bargain end-caps, and targeted marketing • Increase store relevance by leveraging our opportunity in rural and small-town markets where we outperform urban markets, while taking a prudent near-term approach to store openings • Win with omnichannel by improving shop-ability and engagement • Drive productivity through structural SG&A reduction, inventory turns, and capex efficiency

Q4 | 2022 | 15 FOURTH QUARTER RESULTS OUTLOOK WRAP-UP APPENDIX

Q4 | 2022 | 16 Q4 WRAP-UP • Comparable sales decline of 13% in Q4, in line with guidance • Q4 adjusted EPS loss of $0.28 due to year-over-year sales decline and continued cost pressures • Successfully reduced inventory to appropriate levels • Comps down in the low to mid-teen range in Q1; focused on unlocking additional sales opportunities (i.e. better opening price points, bargains/closeouts, trade-down demand) • Q1 gross margin to sequentially improve vs. Q4, in to the high-30s range • Structural SG&A cost savings of over $70 million in fiscal 2023 • Advancing five key actions to greatly improve our customer value proposition and operating results

Q4 | 2022 | 17 FOURTH QUARTER RESULTS OUTLOOK WRAP-UP APPENDIX

APPENDIX

# FOURTH QUARTER 2022 GAAP TO NON-GAAP RECONCILIATION

| ($ in thousands, except for earnings per share) | As reported | Adjustment to exclude store asset impairment charges | Adjustment to exclude gain on sale of real estate and related expenses | As adjusted (non-GAAP) |
|---|---|---|---|---|
| **Selling and administrative expenses** | **$525,905** | **($22,568)** | **$18,581** | **$521,918** |
| **Selling and administrative expense rate** | **34.1%** | **(1.5%)** | **1.2%** | **33.8%** |
| **Depreciation expense** | **43,051** | - | **(1,734)** | **41,317** |
| **Depreciation expense rate** | **2.8%** | - | **(0.1%)** | **2.7%** |
| **Operating loss** | **(8,055)** | **22,568** | **(16,847)** | **(2,334)** |
| **Operating loss rate** | **(0.5%)** | **1.5%** | **(1.1%)** | **(0.2%)** |
| **Income tax benefit** | **(2,958)** | **5,408** | **(4,040)** | **(1,590)** |
| **Effective income tax rate** | **19.2%** | **(1.6%)** | **(1.2%)** | **16.4%** |
| **Net loss** | **(12,463)** | **17,160** | **(12,807)** | **(8,110)** |
| **Diluted (loss) earnings per share** | **($0.43)** | **$0.59** | **($0.44)** | **($0.28)** |

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") store asset impairment charges of $22,568 ($17,160, net of tax) and gain on the sale of real estate and related expenses of $16,847 ($12,807, net of tax).

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial conditions. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

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APPENDIX

# FOURTH QUARTER 2021 GAAP TO NON-GAAP RECONCILIATION

| ($ in thousands, except for earnings per share) | As reported | Adjustment to exclude store asset impairment charges | As adjusted (non-GAAP) |
|---|---|---|---|
| Selling and administrative expenses | $541,228 | ($5,033) | $536,195 |
| Selling and administrative expense rate | 31.2% | (0.3%) | 31.0% |
| Operating profit | 67,478 | 5,033 | 72,511 |
| Operating profit rate | 3.9% | 0.3% | 4.2% |
| Income tax expense | 15,734 | 1,251 | 16,985 |
| Effective income tax rate | 24.0% | 0.1% | 24.1% |
| Net income | 49,838 | 3,782 | 53,620 |
| Diluted earnings per share | $1.63 | $0.12 | $1.75 |

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") store asset impairment charges of $5,033 ($3,782, net of tax).

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APPENDIX

# FULL YEAR 2022 GAAP TO NON-GAAP RECONCILIATION

| ($ in thousands, except for earnings per share) | As reported | Adjustment to exclude store asset impairment charges | Adjustment to exclude gain on sale of real estate and related expenses | As adjusted (non-GAAP) |
|---|---|---|---|---|
| Selling and administrative expenses | $2,020,144 | ($68,396) | $18,581 | $1,970,329 |
| Selling and administrative expense rate | 36.9% | (1.3%) | 0.3% | 36.0% |
| Depreciation expense | 154,859 | - | (1,734) | 153,125 |
| Depreciation expense rate | 2.8% | - | (0.0%) | 2.8% |
| Operating loss | (261,500) | 68,396 | (16,847) | (209,951) |
| Operating loss rate | (4.8%) | 1.3% | (0.3%) | (3.8%) |
| Income tax benefit | (69,709) | 16,739 | (4,040) | (57,010) |
| Effective income tax rate | 24.9% | 0.0% | 0.0% | 24.9% |
| Net loss | (210,708) | 51,657 | (12,807) | (171,858) |
| Diluted (loss) earnings per share | ($7.30) | $1.79 | ($0.44 ) | ($5.96) |

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") store asset impairment charges of $68,396 ($51,657, net of tax) and gain on the sale of real estate and related expenses of $16,847 ($12,807, net of tax).

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APPENDIX

# FULL YEAR 2021 GAAP TO NON-GAAP RECONCILIATION

| ($ in thousands, except for earnings per share) | As reported | Adjustment to exclude store asset impairment charges | As adjusted (non-GAAP) |
|---|---|---|---|
| **Selling and administrative expenses** | $2,014,682 | ($5,033) | $2,009,649 |
| **Selling and administrative expense rate** | 32.8% | (0.1%) | 32.7% |
| **Operating profit** | 239,753 | 5,033 | 244,786 |
| **Operating profit rate** | 3.9% | 0.1% | 4.0% |
| **Income tax expense** | 54,033 | 1,251 | 55,284 |
| **Effective income tax rate** | 23.3% | 0.0% | 23.3% |
| **Net income** | 177,778 | 3,782 | 181,560 |
| **Diluted earnings per share** | $5.33 | $0.11 | $5.44 |

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") non-cash store asset impairment charges of $5,033, ($3,782, net of tax).

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